UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 2005
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                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

         Delaware                  1-1861                  65-1051192
         ------------------------------------------------------------
      (State or other           (Commission              (IRS Employer
      jurisdiction of           File Number)           Identification No.)
       incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
                            ------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (212) 536-1211

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 8 - Other Events

Item 8.01. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated November 7, 2005, reporting the current financing relationship of CIT Group Inc. and its subsidiaries with Independence Air, Inc. CIT's financing relationship with Independence Air consists of leasing transactions involving four recent vintage Airbus A319 aircraft. Independence Air and its corporate parent, Flyi, Inc. filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit 99.1. Press release on Independence Air, Inc. issued by CIT Group Inc. on November 7, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                       -----------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Principal Accounting Officer)

Dated:    November 14, 2005